UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006 (July 14, 2006)

FEDERATED INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14818	25-1111467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Address of principal executive offices, including zip code)

(412) 288-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 14, 2006, Federated Investors, Inc. (Federated) filed under this item of Form 8-K to report its acquisition of MDTA LLC. The Form 8-K filed on July 20, 2006 is being amended hereby as permitted by Item 9.01 Financial Statements and Exhibits to file both the unaudited financial statements of MDTA LLC for the period specified in Rule 3-05 (b) of Regulation S-X and the unaudited pro forma financial statements required pursuant to Article 11 of Regulation S-X (Amendment No. 2).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

(i)	The following are incorporated herein by reference to Exhibit 99.2.

(1)	Unaudited Consolidated Statements of Financial Condition as of March 31, 2006 and December 31, 2005

(2)	Unaudited Consolidated Statements of Operations for the Three Months Ended March 31, 2006 and 2005

(3)	Unaudited Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2006 and 2005

(4)	Notes to the Consolidated Financial Statements—Unaudited

(ii)	The audited financial statements of MDTA LLC for the period specified in Rule 3-05 (b) of Regulation S-X were filed with the Securities and Exchange Commission on August 7, 2006, via Amendment No. 1 to the Current Report on Form 8-K dated July 20, 2006.

(b)	Pro forma financial information.

(i)	The pro forma financial statements required pursuant to Article 11 of Regulation S-X are incorporated herein by reference to Exhibit 99.3, via Amendment No. 2 to the Registrant’s Current Report on Form 8-K dated July 20, 2006.

(1)	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2006

(2)	Unaudited Pro Forma Consolidated Statement of Income for the Quarter Ended March 31, 2006

(3)	Unaudited Pro Forma Consolidated Statement of Income for the Year Ended December 31, 2005

(4)	Notes to Unaudited Pro Forma Consolidated Financial Statements

(d)	Exhibits.

The following exhibits are incorporated by reference or filed herewith:

2.1	Sale, Purchase and Put/Call Agreement dated as of May 11, 2006 among Federated Investors, Inc., MDTA LLC, HBSS Acquisition Co. and the Selling Parties (incorporated by reference to Exhibit 2.1 to the June 30, 2006 Quarterly Report on Form 10-Q (File No. 001-14818))

23.1	Consent of PricewaterhouseCoopers LLP (incorporated by reference to Exhibit 23.1 to the August 7, 2006 Current Report on Form 8-K (File No. 001-14818))

99.1	Press Release dated July 17, 2006 regarding Federated’s acquisition of MDTA LLC (incorporated by reference to Exhibit 99.1 to the July 20, 2006 Current Report on Form 8-K (File No. 001-14818))

99.2	Unaudited Consolidated Financial Statements of MDTA LLC as of and for the Period Ended March 31, 2006 and 2005 (filed herewith)

99.3	Unaudited Pro Forma Consolidated Financial Statements (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED INVESTORS, INC.
(REGISTRANT)

Dated: September 29, 2006	By:	/s/ Denis McAuley III
Denis McAuley III
Vice President and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Sale, Purchase and Put/Call Agreement dated as of May 11, 2006 among Federated Investors, Inc., MDTA LLC, HBSS Acquisition Co. and the Selling Parties

23.1*	Consent of PricewaterhouseCoopers LLP

99.1*	Press Release dated July 17, 2006 regarding Federated’s acquisition of MDTA LLC

99.2	Unaudited Consolidated Financial Statements of MDTA LLC as of and for the Period Ended March 31, 2006 and 2005

99.3	Unaudited Pro Forma Consolidated Financial Statements

*	Previously filed.